UNITED STATES

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Allscripts Healthcare Solutions, Inc.

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Your Vote Counts! ALLSCRIPTS HEALTHCARE SOLUTIONS, INC. 2021 Annual Meeting Vote by May 24, 2021 11:59 PM ET ALLSCRIPTS HEALTHCARE SOLUTIONS, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 D49100-P54270 You invested in ALLSCRIPTS HEALTHCARE SOLUTIONS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Due to the public health impact of the COVID-19 pandemic, the Annual Meeting will be held in a virtual meeting format. In order to attend the virtual meeting, you must register at http://viewproxy.com/AllscriptsHealthcareSolutions/2021 by 11:59 p.m. ET on May 24, 2021. This is an important notice regarding the availability of proxy material for the stockholder virtual meeting to be held on May 25, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number 2021 Annual Meeting to be held in virtual format only on May 25, 2021 9:00 AM CDT Register at: http://viewproxy.com/AllscriptsHealthcareSolutions/2021 V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Elizabeth A. Altman For 1b. Mara G. Aspinall For 1c. Paul M. Black For 1d. P. Gregory Garrison For 1e. Jonathan J. Judge For 1f. Michael A. Klayko For 1g. Dave B. Stevens For 1h. David D. Stevens For 1i. Carol J. Zierhoffer For 2. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. For 3. To approve, on an advisory basis, the Company’s named executive officer compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D49101-P54270